SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report(Date of earliest event reported): November 15, 1997

                       Onyx Acceptance Grantor Trust 1997-1
 ------------------------------------------------------------------------------
                      (Issuer with respect to Certificates)

                       Onyx Acceptance Financial Corporation
            -------------------------------------------------------------
                (Exact Name of Registrant as Specified in Its Charter)

Commission File Number
333-22301                                                    (I.R.S. Employer
                                                             Identification No.)
                                                             33-0639768

State or other jurisdiction of
incorporation or organization
Delaware


Onyx Acceptance Financial Corporation
8001 Irvine Center Drive, 6th Floor
Irvine, Ca. 92618
714 450-5500






Item 5.  Other Events

         On behalf of the Onyx Acceptance Grantor Trust 1997-1, (the"Trust"), a trust created pursuant to the Pooling and Servicing Agreement dated as of March 1, 1997 with Onyx Acceptance Financial Corporation as registrant and seller and Onyx Acceptance Corporation as servicer, and Bankers Trust Company of New York, as trustee, the registrant has caused to be filed with the Commission, the November 1997 monthly Distribution Date Statement with respect to the Trust.This Distribution Date Statement is filed pursuant to and in accordance with a no action request filed on August 21, 1995 with the Commission by Onyx Acceptance Financial Corporation, originator of the Onyx Acceptance Grantor Trust 1997-1 and Onyx Acceptance Corporation as servicer and the affirmative response thereto by the Securities and Exchange Commission dated September 22, 1995. The filing of the monthly Distribution Date Statement will occur subsequent to each monthly distribution to the Trust's Certificateholders until and unless exempted under provisions of the Securities and Exchange Act.

Item 7.  Financial Statements and Exhibits

(a)      Financial Statements
         None

(c)      Exhibits
         Exhibit No.

         19 Monthly Distribution Date Statement of the Onyx Acceptance Grantor Trust 1997-1 for the month of November, 1997.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Onyx Acceptance Financial Corporation

         REGAN E. KELLY
By:_____________________________________________________
         Regan E. Kelly    Executive Vice President
Date: November  26, 1997

         DON P. DUFFY
By:_____________________________________________________
         Don P. Duffy      Executive Vice President
Date: November 26, 1997






                                   EXHIBIT 19

Onyx Acceptance Grantor Trust 1997-1                Distribution Date Statement
6.55% Auto Loan Pass-Through Certificates                                                                                25-Nov-97

Collection Period Beginning on:                                       10/01/97
Collection Period Ending on:                                          10/31/97
Distribution Date:                                                    11/17/97

   1 Original Pool Balance                                                                                      $90,000,000.00
   2 Collection Period Beginning Pool Balance                                                                   $70,826,384.54
   3 Collection Period Beginning Pool Balance Factor                                                                      0.786960

     Computation of Collection Account Amounts Available for Distribution
   4 Total Collections from Obligors                                  01-Oct-97 to                  31-Oct-97    $3,071,300.96
   5 Full Prepayments through first 5 business days of current month (Precompute only)                              117,890.49
   5aFull Prepayments through first 5 business days of current month (Simple interest  only)                         64,960.66
   6 Full Prepayments included in Prior Collection Period (Precompute only)                                         111,581.46
   6aFull Prepayments included in Prior Collection Period (Simple Interest only)                                    152,091.75
   7 Partial Prepayments deposited to PayAhead Acct                                                                       0.00
   8 Amounts Withdrawn from PayAhead Acct & Deposited to Collection Acct                                             10,862.65
   9 Yield Supplement Amount to be Deposited to Collection Account                                                        0.00
  10 Net Liquidation Proceeds on Defaulted Contracts                  01-Oct-97 to                  31-Oct-97       191,636.93
  11 Net Liquidation Proceeds first 5 business days of current month                                                      0.00
  12 Net Liquidation Proceeds included in Prior Collection Period                                                         0.00
  13 Net Insurance Proceeds                                                                                               0.00
  14 Net Insurance Proceeds first 5 business days of current month                                                        0.00
  15 Net Insurance Proceeds included in Prior Collection Period                                                           0.00
  16 Aggregate Amount of Repurchased Contracts                                                                            0.00
  17 Reinvestment Earnings on Funds in Collection Acct (#010163)      01-Oct-97 to                  31-Oct-97        10,479.17

  18 Collection Account Amounts Available  (4+5+5a-6-6a-7+8+9+10+11-12+13+14-15+16+17)                           $3,203,457.65

     Computation of Certificate Ending Pool Balance
  19 Collection Period Beginning Pool Balance                                                                   $70,826,384.54
  20 Scheduled Principal Decline (recomputed actuarial) Precompute contracts only                                   682,398.48
  20aPrincipal Collected: Payments only - Simple Interest contracts                                                 481,201.30
  20bPrincipal Collected: Full Prepayments - S.I.  through month-end  08-Oct-97 to                  31-Oct-97       425,624.92
  20cFull Prepayments through first 5 business days of current month: Simple Interest only                           64,960.66
  21 Full Prepayments: Precompute only through month end              08-Oct-97 to                  31-Oct-97       401,989.16
  22 Full Prepayments through first 5 business days of current month: Precompute only                               117,890.49
  23 Defaulted Contracts  (Liquidated Proceeds received)              08-Oct-97 to                  31-Oct-97       333,959.82
  23aDefaulted Contracts  (Liquidated Proceeds received) thru 1st 5 business days of current month                        0.00
  24 Defaulted Contracts  (4 or more periods.Liquidated Proceeds not received)                                            0.00
  24aDefaulted Contracts  (4 or more periods.Liquidated Proceeds not received) thru 1st 5 bus. days of current mo.        0.00
  25 Repurchased Contracts                                                                                                0.00

  26 Certificate Ending Pool Balance (19-20-20a-20b-21-22-23-23a-24-24a-25)                                     $68,318,359.71
     Certificate Ending Balance Pool Factor                                                                               0.759093

  27 Principal Distribution Amount  (19-26)                                                                      $2,508,024.83

     Distributions From Collection Account
  28 Principal Distribution Amount                                                                               $2,508,024.83
  29 Interest Distribution Amount  (6.55% / 12)                                                                     386,594.02
  30 Servicing Fee Payable to Servicer (1.0% / 12)                                                                   59,021.99
  31 Surety Fee Payable to Surety (0.20% / 360 * Days in Collection Period)                                          12,197.88
  31aReinsurance Fee Payable to Surety (2.50%/360 * Days in period * lesser of $1,800,000 or 41-43)                   3,875.00
  32 Reinvestment Earnings Payable to Finco                                                                          10,479.17

  33 Total Distributions from Collection Account   (28+29+30+31+31a+32)                                          $2,980,192.89

  34 Total Excess Spread Available for Deposit to Spread Account   (18-33)                                         $223,264.76

     Spread Account Reconciliation
  35 Initial Deposit                                                                                                   $100.00
  36 Deposits to Spread Account Prior Collection Periods                                                         $2,274,290.03
  37 Deposit to Spread Account this Collection Period    (34)                                                      $223,264.76
  38 Reinvestment Earnings on Funds in Spread Acct                    01-Oct-97 to                  31-Oct-97       $10,384.36
  39 Draws from Spread Account Prior Periods                                                                             $0.00

  40 Spread Account Balance     (35+36+37+38-39)                                                                 $2,508,039.15

  41 Required Spread Account Balance     (Max of 6% x (26) or 2% x (1) )                                         $4,099,101.58
  42 Draws from Spread Account this Collection Period   ((40 - 41) if positive, 0 otherwise)                             $0.00
  43 Spread Account Balance net of Draws this Collection Period    (40 - 42)                                     $2,508,039.15

     Delinquency Statistics
  44 Number of Accts Delinquent 30 - 59 Days                                                                             99
  45 Number of Accts Delinquent 60 - 89 Days                                                                             35
  45aNumber of Accts Deliquent 90 Days and Over                                                                          72
  46 Total Number of Delinquent Accounts 30 Days and Over                                                               206

  47 Aggregate Net Outstanding Balance of Delinquent Loans 30-59 days                                            $1,043,047
  48 Aggregate Net Outstanding Balance of Delinquent Loans 60 - 89 days                                            $398,871
  48aAggregate Net Outstanding Balance of Delinquent Loans 90 days and over                                        $865,721
  49 Total Aggregate Net Outstanding Balance of Delinquent Loans   (44 + 45)                                     $2,307,640

  50 Policy Claim Amount                                                                                                 $0.00

     Repossession Statistics
  51 Number of Accounts in Repo Inventory @ Beginning of Collection Period                                               76
  52 Number of Accounts Repossessed During Collection Period                                                             28
  53 Number of Repo'd Accounts Sold or Reinstated During Collection Period                                               35
  54 Number of Accounts in Repo Inventory @ End of Collection Period                                                     69

  55 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ Beginning of Collection Period              $929,840.08
  56 Aggregate Net Outstanding Balance of Accounts Repossessed During Month                                         357,480.87
  57 Aggregate Net Outstanding Balance of Repo Accounts Sold or Reinstated During Month                             435,115.14
  58 Aggregate Net Outstanding Balance of Accounts in Repo Inventory @ End of Collection Period                    $852,205.81


     Yield Supplement Account  Balance
  59 Initial Deposit  less Prior Period Drawdowns                                                                        $0.00
  60 Draws from Yield Supplement to Collection Account this Collection Period                                            $0.00

  61 Yield Supplement Account  Balance                                                                                   $0.00

     Accounts Outstanding
  62 Original Accounts Outstanding                                                                                    7,318
  63 Remaining Number of Accounts Outstanding @  End of Collection Period                                             6,204

     Net Yield
  64 Interest Collected on Contracts                                                                                827,276.54
  65 Interest Collected on Contracts - Prior Collection Period                                                      829,995.78
  66 Interest Collected on Contracts - Two Collection Periods Ago                                                   758,426.07
  67 Liquidated Contract Balances (less Liquidation proceeds)                                                       142,322.89
  68 Liquidated Contract Balances (less Liquidation proceeds) - Prior Collection Period                              95,164.45
  69 Liquidated Contract Balances (less Liquidation proceeds) - Two Collection Periods Ago                          115,505.69
  70 Interest Paid to Certificate Holders                                                                           386,594.02
  71 Interest Paid to Certificate Holders - Prior Collection Period                                                 400,739.50
  72 Interest Paid to Certificate Holders - Two Collection Periods Ago                                              414,254.39
  73 Servicing Fees Paid to Servicer                                                                                $59,021.99
  74 Servicing Fees Paid to Servicer -  Prior Collection Period                                                     $61,181.60
  75 Servicing Fees Paid to Servicer - Two Collection Periods Ago                                                   $63,244.95
  76 Certificate Ending Pool Balance                                                                            $68,318,359.71
  77 Certificate Ending Pool Balance - Prior Collection Period                                                  $70,826,384.54
  78 Certificate Ending Pool Balance - Two Collection Periods Ago                                               $73,417,923.16

  79 Net Yield                                                                                                            3.83%

     A.P.R. of Trust Contracts
  80 Dollar Weighted A.P.R. of Contracts @ Cutoff Date                                                                   13.86%
  81 Dollar Weighted A.P.R. of Remaining Contracts in Trust as of End of Collection Period                               13.89%


     Credit Losses
  82 Gross Credit Losses during Collection Period  (23+23a+24+24a)                                                 $333,959.82
  83 Recoveries during Collection Period  (10+11-12)                                                                191,636.93

  84 Net Credit Losses during Collection Period   (82-83)                                                          $142,322.89

  85 Cumulative Net Credit Losses                                                                                  $471,784.33
  86 Cumulative Net Credit Losses as a Percent of Original Certificate Balance (85 / 1)                                   0.52%

  87 Net Charge-off Percentage - Current Collection Period - (Annualized)                                                 2.41%
  88 Charge-off Percentage -  Average of last 3 Collection Periods                                                        1.93%

  89 Repos in Inventory delinquent 30 to 60 days ($)                                                                $30,669.84
  90 Delinquent Contract Percentage ($ past due 60 days or more + repo inventory past due 30 to 60 days)                  1.90%
  91 Delinquency Percentage  (3 month rolling avg)                                                                        1.93%

  92 Remaining Weighted Average Maturity (Months)                                                                        49.3






     I certify that the computations reflected above for the collection period ended 31-Oct-97 are accurate and have been prepared in accordance with the Pooling and Servicing Agreement dated March 1, 1997.


     By :   ______________________________________  Date:  _______________

     Name: Don Duffy
     Title:  Executive Vice President